UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private
Investments Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2025

Date of reporting period: 09/30/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

September 30, 2024
2024 Semi-Annual Report (Unaudited)

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

The Benefits and Risks of Leveraging

Fund Summary as of September 30, 2024

BlackRock Private Investments Fund
Investment Objective
BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	09/30/24	03/31/24	Change	High	Low
Net Asset Value — Institutional	$ 12.35	$ 11.54	7.02%	$ 12.35	$ 11.54
Net Asset Value — Class D	12.25	11.45	6.99	12.25	11.45
Performance
Returns for the period ended September 30, 2024 were as follows:
		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception(b)
Institutional	7.02%	13.72%	6.34%
Class D	6.99	13.32	6.10
MSCI World Index(c)	9.16	32.43	10.19

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The Fund’s performance year to date was strong and driven by private equity (“PE”) exposure. The Fund’s PE investments positively contributed to performance with contributors coming from both direct and secondary investments. Specifically, a direct co-investment in the buyout of a large North American software company was a meaningful driver for the reporting period supplemented by performance from a sustainability ratings platform and a healthcare management services company, among a handful of others. Additionally, secondary investments benefited from underlying exposure to healthcare, business, technology, and communications, and growth-oriented companies.
While liquid investments represent a smaller percentage of the overall portfolio versus earlier periods in the Fund’s life, the move to higher interest rates increased yields in liquid fixed income. Accordingly, asset-backed securities (“ABS”), floating rate term loans and corporate bonds exposures drove modest returns during the period. Finally, given the move in short term interest rates, the Fund’s cash position was accretive during the period.
Detractors for the period included two secondary transactions, specifically a commercial services single asset transaction and a growth focused investment. Among the direct investments, the two largest detractors were an investment in a healthcare equipment and supplies company, followed by a direct investment in an IT services company.
Describe recent portfolio activity.
The Fund’s investment activities over the period transitioned from a focus on ramping the private equity exposure towards the 80% target to maintaining it. As we enter the fourth quarter, the uncertainty surrounding the US presidential election as well as escalating geopolitical tensions are key risk considerations when managing private equity portfolios and assessing new investment opportunities. While these uncertainties are concerning and likely will result in near-term volatility, they are somewhat balanced by several encouraging signals that should be constructive for private equity investors, not the least of which are moderating inflation, interest rate cuts and the resilience of the US economy. The inflation picture has improved dramatically with annualized core personal consumption expenditures (“PCE”) inflation now below 2%. All things being equal, lower inflation will help private equity managers maintain better control over their portfolio companies’ expenses. However, reduced inflation can cut both ways, particularly for

2024 BlackRock Semi-Annual Report to Shareholders

Fund Summary as of September 30, 2024(continued)

BlackRock Private Investments Fund
those portfolio companies that have benefitted from pushing through consistent price increases for the goods and services that they produce. As a result, there could be an adverse effect on top-line revenues for certain PE-backed businesses that are unable to drive volumes and take market share.
Coming into the period, the Fund had a PE market value of approximately $200 million across 52 transactions (as of June 30, 2024). Over the reporting period, the Fund deployed an additional $30 million across five private equity transactions, bringing the total private equity market value to approximately $232 million across 57 investments, inclusive of performance during the period.
Of the five investments made during the period, all five were direct investments.
While the Fund expects to lean into direct investments in the long term, secondaries continue to play a key role in the Fund’s ramp-up period, allowing the investment adviser to diversify industry exposures as well as backfill vintage years. Additionally, the secondary market opportunity set was robust during the period as limited partners (“LPs”) sought opportunities for early liquidity or portfolio management, and general partners (“GPs”) remained active across continuation funds, tenders, recapitalizations and asset carve-outs.
Within the liquid fixed income bucket, the Fund continued to lean into floating rate exposure given the rise in interest rates as well as asset backed securities.
Describe portfolio positioning at period end.
As of period end, total private equity commitments (including unfunded commitments) represented more than 85% of the Fund, exceeding the target exposure of 80% invested in private equity. For purposes of financial reporting, excluding short-term securities, the Fund held 89.4% in private equity investments, 4.6% in asset-backed securities, 4.1% in floating rate loan interests and 1.9% in corporate bonds. The composition of the private equity exposure is tilted towards direct investments, with opportunistic exposure to secondary transactions. Additionally, the Fund is oriented toward buyout transactions, with complementary exposure to certain growth equity opportunities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Private Equity Investments	89.4%
Asset-Backed Securities	4.6
Floating Rate Loan Interests	4.1
Corporate Bonds	1.9

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Diversified	15.4%
Software	14.4
Health Care Providers & Services	12.9
Health Care Technology	5.9
IT Services	5.0
Food Products	4.9
Asset-Backed Securities	4.6
Commercial Services & Supplies	4.2
Entertainment	4.0
Aerospace & Defense	3.5
Diversified Consumer Services	3.4
Chemicals	2.4
Construction & Engineering	1.8
Personal Care Products	1.7
Biotechnology	1.7
Electronic Equipment, Instruments & Components	1.6
Semiconductors & Semiconductor Equipment	1.6
Consumer Finance	1.6
Trading Companies & Distributors	1.4
Broadline Retail	1.3
Transportation Infrastructure	1.2
Automobile Components	1.0
Other*	4.5

(a)	Excludes short-term securities.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.
Fund Summary

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
Class D Shares are not charged an upfront sales charge by the Fund or its Distributor (but may be subject to certain transaction or other fees when purchased through certain financial intermediaries). These shares are subject to a shareholder servicing fee of 0.25% per year.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Expense Example for Continuously Offered Closed-End Funds
	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/24)	Ending Account Value (09/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/24)	Ending Account Value (09/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,070.20	$ 6.51	$ 1,000.00	$ 1,018.78	$ 6.35	1.25%
Class D	1,000.00	1,069.90	6.53	1,000.00	1,018.76	6.37	1.26

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)

Security	Shares/ Par (000)	Value
Private Equity Investments
Direct Investments — 62.6%(a)(b)(c)
Aerospace & Defense — 3.3%
Sierra Space Corp.
Series A Preferred Shares (Acquired 12/01/21, Cost: $1,582,312)	157,964	$ 1,705,166
Series B Preferred Shares (Acquired 09/22/23, Cost: $64,445)	5,768	62,264
Yellowstone Ultimate Holdings LP (Acquired 11/08/22, Cost: $5,095,482)	— (d)	7,033,340
		8,800,770
Automobile Components — 0.8%
PACP Carta Co-Invest, LP (Acquired 05/24/24, Cost: $2,215,928)	— (d)	2,245,017
Biotechnology — 1.6%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,659,796)	— (d)	4,293,377
Broadline Retail — 1.3%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)	74,536	2,824,914
Series A1 Preferred Shares (Acquired 04/16/21, Cost: $595,026)	13,033	493,951
Series B Preferred Shares (Acquired 04/16/21, Cost: $94,643)	2,073	78,567
		3,397,432
Chemicals — 2.2%
PSP AGFS Co-Investment Fund III, LP (Acquired 11/22/23, Cost: $5,706,534)	— (d)	5,819,858
Commercial Services & Supplies — 3.3%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,786,032)(e)	— (d)	1,914,102
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	— (d)	1,766,968
STAR Victor Co-investment LP (Acquired 09/13/24, Cost: $5,273,038)	— (d)	5,273,038
		8,954,108
Construction & Engineering — 1.7%
Lindsay Goldberg - Torrey Co-Inv. LP (Acquired 08/28/24, Cost: $4,768,753)	— (d)	4,598,218
Consumer Finance — 1.5%
Campus Co-Investment, LP (Acquired 03/12/24, Cost: $2,605,632)	— (d)	4,067,977
Diversified Consumer Services — 3.3%
TPG Eternal Co-Invest II, LP (Acquired 11/14/23, Cost: $4,122,016)(e)	— (d)	4,493,096
Vistria Soliant Holdings, LP (Acquired 07/17/24, Cost: $4,372,048)	— (d)	4,357,476
		8,850,572
Security		Shares/ Par (000)	Value
Entertainment — 3.3%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)		— (d)	$ 4,669,963
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,956)		— (d)	4,366,666
			9,036,629
Food Products — 1.7%
IK IX Luxco 15 Sàrl
Interest Free Shareholder Loan (Acquired 10/20/23, Cost: $15,170)	EUR	15	22,159
Preference Shares (Acquired 10/20/23, Cost: $3,708,492)		261,065	4,457,041
			4,479,200
Health Care Equipment & Supplies — 0.2%
Chiaro Technology Ltd.
Class C Ordinary Shares (Acquired 07/28/21, Cost: $2,033,806)		295,449	520,305
Class CC Ordinary Shares (Acquired 10/25/22, Cost: $221,729)		39,792	70,119
			590,424
Health Care Providers & Services — 9.2%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)		— (d)	1,043,182
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)		— (d)	3,162,993
Charme - Animalia Coinvestment Fund (Acquired 06/27/24, Cost: $3,528,412)		— (d)	3,560,586
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $2,035,590)		— (d)	3,485,832
Romulus Intermediate Holdings 1, Inc., Series A Preferred Shares (Acquired 11/15/23, Cost: $11,760,000)		12,000	13,597,872
			24,850,465
Health Care Technology — 5.7%
Thirty Madison, Inc.
Promissory Note, 2.37%, 07/12/25 (Acquired 08/12/22, Cost: $1,429,433)(f)	USD	2,038	1,385,711
Warrant, expires 07/12/25, Strike Price USD 0.01 (Acquired 08/12/22, Cost: $608,808)		1	1,345,809
VCF Compass Co-Investor Holdings LP (Acquired 04/25/24, Cost: $12,435,738)		— (d)	12,605,120
			15,336,640
Household Durables — 0.8%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)		— (d)	2,194,434
IT Services — 4.8%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)		91,427	640,936
Series A Preferred Shares (Acquired 07/23/21, Cost: $816,170)		72,977	511,595
Series A1 Preferred Shares (Acquired 07/23/21, Cost: $19,896)		1,779	12,471
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares/ Par (000)	Value
IT Services (continued)
OwnBackup Ltd. (continued)
Series B1 Preferred Shares (Acquired 07/23/21, Cost: $75,424)	6,744	$ 47,278
Series C Preferred Shares (Acquired 07/23/21, Cost: $48,192)	4,309	30,208
Series C1 Preferred Shares (Acquired 07/23/21, Cost: $17,805)	1,592	11,160
TPG Arkady Co-Invest, LP (Acquired 08/23/24, Cost: $3,332,518)(e)	— (d)	3,425,132
Vestar Capital Partners Rainforest, LP (Acquired 04/09/24, Cost: $5,687,346)	— (d)	8,199,998
		12,878,778
Personal Care Products — 1.7%
Bluegem III Co-Invest A, SCSp (Acquired 06/26/24, Cost: $1,090,808)	— (d)	1,076,753
PAI MMF Master Sàrl SICAV-RAIF (Acquired 06/18/24, Cost: $3,301,227)	— (d)	3,410,411
		4,487,164
Semiconductors & Semiconductor Equipment — 1.4%
Groq, Inc., Series D Preferred Shares (Acquired 08/01/24, Cost: $3,683,350)	229,091	3,710,838
Software — 13.7%
16057349 Canada, Inc., Series F-1 Preferred Shares (Acquired 06/18/24, Cost: $3,340,572)	95,986	3,340,572
Acronis AG, Series E Preferred Shares (Acquired 04/06/22, Cost: $1,687,277)	20,378	2,011,379
BCP VI Central Co-Invest LP (Acquired 07/05/23, Cost: $7,884,232)	— (d)	15,189,603
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,517,650)	6,350	2,481,759
Series A Preferred Shares (Acquired 10/04/22, Cost: $568,820)	2,380	930,171
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,420)	780	304,847
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,719,347)	84,056	1,639,733
Motive with Co-Investment, LP (Acquired 05/31/24, Cost: $3,796,201)	— (d)	4,641,046
Project CS Co-Invest Fund, LP (Acquired 02/24/23, Cost: $2,855,323)	— (d)	3,691,895
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,962,273)	97,460	2,672,353
		36,903,358
Transportation Infrastructure — 1.1%
BW Phoenix Co-Invest, LP (Acquired 05/17/24, Cost: $2,932,950)	— (d)	2,984,423
Total Direct Investments — 62.6%		168,479,682

Security	Shares	Value
Primary Investments — 0.6%(a)(c)
Diversified — 0.6%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $176,784)(b)	— (d)	$ 162,411
Providence Equity Partners IX-A S.C.Sp. (Acquired 01/26/24, Cost: $1,360,999)	— (d)	1,402,384
Total Primary Investments — 0.6%		1,564,795
Secondary Investments — 23.0%(a)(c)
Commercial Services & Supplies(b) — 0.1%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $17,014)	— (d)	10,399
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)	— (d)	205,123
		215,522
Diversified — 14.2%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,967,374)(b)	— (d)	2,318,789
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,503,102)(b)	— (d)	1,450,336
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $2,089,671)(b)	— (d)	2,125,689
Palladium Equity Partners IV CF LP (Acquired 12/12/23, Cost: $5,257,236)(b)	— (d)	9,261,195
Pamlico Capital III Continuation Fund, LP (Acquired 01/27/23, Cost: $3,074,708)(b)	— (d)	4,143,658
Providence Equity Partners VII LP (Acquired 09/28/23, Cost: $4,045,272)	— (d)	4,420,121
Providence Equity Partners VII-A LP (Acquired 09/28/23, Cost: $4,208,159)	— (d)	4,596,866
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,778,566)	— (d)	4,389,682
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $2,607,382)(b)	— (d)	5,559,767
		38,266,103
Electronic Equipment, Instruments & Components — 1.5%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,704,272)(b)	— (d)	4,136,290
Energy Equipment & Services — 0.0%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $72,623)	— (d)	95,100
Food Products(b) — 2.8%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $2,226,844)	— (d)	3,637,376
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,136,994)	— (d)	3,911,683
		7,549,059
Health Care Providers & Services — 3.1%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $5,018,164)(b)	— (d)	8,362,800
Trading Companies & Distributors — 1.3%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,413,347)(b)	— (d)	3,438,051
Total Secondary Investments — 23.0%		62,062,925
Total Private Equity Investments — 86.2% (Cost: $192,819,081)		232,107,402

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Asset-Backed Securities
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.67%, 10/22/34(g)(h)	$1,000	$ 1,000,505
CIFC Funding Ltd., Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.70%, 10/15/34(g)(h)	1,000	1,002,500
Elmwood CLO IX Ltd., Series 2021-2A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.67%, 07/20/34(g)(h)	1,000	1,001,164
Flatiron CLO Ltd., Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.92%), 7.05%, 05/20/36(g)(h)	1,000	1,004,384
Generate CLO Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 6.90%, 04/22/37(g)(h)	1,000	1,003,889
Madison Park Funding XLV Ltd., Series 2020-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.26%, 07/15/34(g)(h)	1,000	1,003,968
Neuberger Berman Loan Advisers CLO Ltd., Series 2021- 43A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.68%, 07/17/35(g)(h)	1,000	1,000,346
Palmer Square CLO Ltd., Series 2020-3ARR, Class A1R2, (3-mo. CME Term SOFR + 1.65%), 6.77%, 11/15/36(g)(h)	1,000	1,003,416
Sycamore Tree CLO Ltd.(g)(h)
Series 2023-3A, Class A1R, (3-mo. CME Term SOFR + 1.65%), 6.93%, 04/20/37	1,000	1,004,416
Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.74%, 04/20/36	1,000	1,000,500
Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 7.57%, 04/20/36	1,000	1,004,125
Warwick Capital CLO Ltd., Series 2023-1A, Class B, (3- mo. CME Term SOFR + 2.80%), 8.08%, 10/20/36(g)(h)	1,000	1,017,200
Total Asset-Backed Securities — 4.5% (Cost: $11,924,661)		12,046,413
Corporate Bonds
Building Materials — 0.1%
Standard Industries, Inc., 4.75%, 01/15/28(h)	324	317,355
Commercial Services & Supplies — 0.2%
Block, Inc., 2.75%, 06/01/26	210	203,596
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26(h)	191	191,872
United Rentals North America, Inc., 6.00%, 12/15/29(h)	132	136,258
		531,726
Consumer Staples Distribution & Retail — 0.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(h)	137	137,612
Diversified REITs — 0.1%
Iron Mountain, Inc., 7.00%, 02/15/29(h)	162	168,855
SBA Communications Corp., 3.13%, 02/01/29	225	207,966
		376,821
Diversified Telecommunication Services — 0.0%
Level 3 Financing, Inc., 11.00%, 11/15/29(h)	8	8,478
Electric Utilities(h) — 0.2%
Clearway Energy Operating LLC, 4.75%, 03/15/28	347	340,491
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28	163	157,684
		498,175
Security	Par (000)	Value
Financial Services — 0.1%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(h)	$154	$ 147,852
Food Products — 0.0%
Lamb Weston Holdings, Inc., 4.13%, 01/31/30(h)	133	124,749
Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., 4.63%, 07/15/28(h)	163	159,315
Health Care Providers & Services — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(h)	208	207,428
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29(h)	81	78,374
Internet Software & Services(h) — 0.2%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	117,567
Match Group Holdings II LLC, 4.63%, 06/01/28	333	323,769
		441,336
Machinery — 0.1%
Regal Rexnord Corp., 6.05%, 04/15/28	135	140,362
Media(h) — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	283,072
Sirius XM Radio, Inc., 5.00%, 08/01/27	148	145,599
		428,671
Metals & Mining(h) — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27	215	212,466
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29	165	167,163
Novelis Corp., 3.25%, 11/15/26	209	201,679
		581,308
Oil, Gas & Consumable Fuels — 0.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(h)	25	25,022
Passenger Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(h)	39	39,030
Semiconductors & Semiconductor Equipment — 0.1%
Entegris, Inc., 4.75%, 04/15/29(h)	218	214,828
Software — 0.0%
Clarivate Science Holdings Corp., 3.88%, 07/01/28(h)	82	78,693
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman, 8.25%, 12/15/29	150	162,834
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 4.88%, 05/15/26(h)	119	117,957
Total Corporate Bonds — 1.8% (Cost: $4,803,086)		4,817,926
Floating Rate Loan Interests(g)
Aerospace & Defense — 0.2%
Amazon Holdco, Inc., 2024 Term Loan B, 09/29/31(i)	108	107,595
Barnes Group, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.35%, 09/03/30	49	48,455
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Aerospace & Defense (continued)
TransDigm, Inc.
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 2.50%), 7.10%, 02/28/31	$209	$ 208,595
2024 Term Loan, (Prime + 1.50%), 7.32%, 01/19/32	37	36,846
		401,491
Automobile Components — 0.1%
Allison Transmission, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.85%, 03/13/31	48	48,744
Clarios Global LP, 2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.35%, 05/06/30	97	96,899
Gates Corp., 2022 Term Loan B4, (1-mo. CME Term SOFR + 2.25%), 7.10%, 11/16/29	74	73,497
		219,140
Broadline Retail — 0.0%
Sally Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.60%, 02/28/30	38	38,367
Building Materials — 0.2%
AZEK Group LLC, 2024 Term Loan B, 09/19/31(a)(i)	38	37,905
EMRLD Borrower LP
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.56%, 08/04/31	42	41,887
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.56%, 05/31/30	109	108,955
Quikrete Holdings, Inc., 2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 7.10%, 03/19/29	84	83,348
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 8.35%, 04/02/29(a)	48	47,972
Summit Materials LLC, 2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 7.05%, 01/12/29	42	42,035
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.11%), 6.96%, 10/04/28	48	48,506
		410,608
Building Products — 0.1%
Advanced Drainage Systems, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.35%), 7.55%, 07/31/26	53	52,465
Beacon Roofing Supply, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 05/19/28	153	153,105
JELD-WEN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.11%), 6.96%, 07/28/28	36	36,070
		241,640
Capital Markets(i) — 0.0%
Jane Street Group LLC, 2024 Term Loan B, 01/26/28	24	23,973
Thunder Generation Funding LLC, Term Loan B, 09/26/31(a)	11	10,945
		34,918
Chemicals — 0.2%
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.60%, 12/20/29	79	79,290
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.50%, 06/12/31	85	84,707
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 6.85%, 12/18/30	67	67,388
Security	Par (000)	Value
Chemicals (continued)
HB Fuller Co., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 6.85%, 02/15/30	$26	$ 25,692
INEOS Enterprises Holdings U.S. Finco LLC, 2023 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR + 3.85%), 8.91%, 07/08/30	60	59,812
INEOS U.S. Finance LLC
2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.60%), 7.45%, 11/08/28	97	97,074
2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 8.10%, 02/18/30	58	57,493
		471,456
Commercial Services & Supplies — 0.4%
Albion Financing 3 SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.51%), 9.83%, 08/16/29	31	31,038
APi Group DE, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 01/03/29	80	79,913
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.86%), 6.71%, 08/06/27	142	141,170
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.51%), 7.77%, 10/30/26	63	62,884
2023 USD Term Loan, (3-mo. CME Term SOFR + 2.19%), 7.32%, 04/13/28	100	100,019
Boost Newco Borrower LLC, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.10%, 01/31/31	144	143,940
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.36%), 7.21%, 11/24/28	134	134,037
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 7.60%, 01/31/31	62	62,560
Froneri U.S., Inc., 2024 USD Term Loan, 09/17/31(i)	10	9,975
Prime Security Services Borrower LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.45%, 10/13/30	54	53,652
Trans Union LLC, 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.60%, 06/24/31	234	233,203
Vestis Corp., Term Loan, (3-mo. CME Term SOFR + 2.25%), 7.37%, 02/22/31	43	42,901
		1,095,292
Construction & Engineering — 0.0%
AECOM, 2024 Term Loan B, (1-mo. CME Term SOFR + 1.88%), 6.72%, 04/18/31	61	61,253
Consumer Finance — 0.0%
CPI Holdco B LLC, Term Loan, (1-mo. CME Term SOFR + 2.00%), 6.85%, 05/19/31	71	70,680
Diversified REITs — 0.0%
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 01/25/31	120	119,893
Diversified Telecommunication Services — 0.0%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.96%, 10/24/30	91	91,213
Level 3 Financing Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 11.41%, 04/15/29	14	14,400

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing Inc. (continued)
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 11.41%, 04/15/30	$14	$ 14,455
Viasat, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.61%), 9.73%, 05/30/30	10	8,997
		129,065
Electric Utilities — 0.1%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 07/31/30	107	105,850
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 7.26%, 04/16/31	84	84,638
		190,488
Electronic Equipment, Instruments & Components — 0.0%
Celestica Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.61%, 06/20/31(a)	36	35,865
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, (1-mo. CME Term SOFR + 2.86%), 7.71%, 07/31/28	32	31,848
		67,713
Entertainment — 0.5%
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.75%), 7.60%, 02/06/31	68	67,575
Term Loan B, (1-mo. CME Term SOFR + 2.75%), 7.60%, 02/06/30	142	142,093
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.10%), 6.95%, 03/17/28(a)	73	73,322
Delta 2 Lux SARL(i)
2024 Term Loan B1, 09/10/31	66	65,953
2024 Term Loan B2, 09/10/31	33	32,906
Flutter Financing BV, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.60%, 11/29/30	49	48,615
Light & Wonder International, Inc., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.33%, 04/14/29	107	106,801
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1- mo. CME Term SOFR + 2.35%), 7.20%, 03/24/25	136	135,887
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.85%), 7.71%, 05/03/29	95	95,284
Playtika Holding Corp., 2021 Term Loan B1, (1-mo. CME Term SOFR + 2.86%), 7.71%, 03/13/28	96	95,336
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.35%, 08/25/28	73	72,873
Six Flags Entertainment Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 05/01/31	22	21,885
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR + 3.01%), 8.29%, 04/29/26	97	96,925
WMG Acquisition Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.60%, 01/24/31	191	190,721
		1,246,176
Environmental, Maintenance & Security Service — 0.1%
Clean Harbors, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 1.75%), 6.71%, 10/09/28	94	94,423
Covanta Holding Corp.
2021 Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.35%, 11/30/28	74	74,442
Security	Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Covanta Holding Corp. (continued)
2021 Term Loan C, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.59%, 11/30/28	$6	$ 5,719
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.85%, 11/30/28	51	51,252
2024 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.85%, 11/30/28	3	2,808
GFL Enviromental, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.32%, 07/03/31	62	61,912
		290,556
Financial Services — 0.1%
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.70%, 10/22/27	19	18,722
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.45%, 10/22/26	73	73,547
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.35%, 11/05/28	69	69,810
WEX, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 03/31/28	117	116,923
		279,002
Food Products — 0.2%
Aramark Services, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 06/22/30	159	158,864
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.35%), 7.20%, 01/29/27	138	137,816
Nomad Foods U.S. LLC, Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.81%, 11/12/29	48	47,832
U.S. Foods, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.96%, 09/13/26	140	140,022
2024 1st Lien Term Loan B, 09/26/31(a)(i)	93	92,768
		577,302
Ground Transportation — 0.0%
Genesee & Wyoming, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.60%, 04/10/31	101	100,748
Health Care Equipment & Supplies — 0.0%
Avantor Funding, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.10%), 6.95%, 11/08/27	74	73,993
Insulet Corp., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.35%, 08/04/31	27	27,093
		101,086
Health Care Providers & Services — 0.1%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1- mo. CME Term SOFR at 0.50% Floor + 2.11%), 7.03%, 02/22/28	35	35,242
Concentra Health Services, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.10%, 07/28/31(a)	54	53,865
ICON Luxembourg SARL
2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.60%, 07/03/28	37	36,873
2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.60%, 07/03/28	9	9,187
		135,167
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.10%, 05/18/30	$59	$ 58,676
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.60%, 09/20/30	150	148,229
Carnival Corp., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 7.60%, 08/08/27	16	15,520
Four Seasons Hotels Ltd., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 6.61%, 11/30/29	79	78,805
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 6.60%, 11/08/30	201	200,885
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.10%, 03/14/31	113	112,883
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.60%, 05/24/30	182	182,078
		738,400
Internet Software & Services — 0.1%
Gen Digital, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.60%, 09/12/29	121	120,653
Go Daddy Operating Co. LLC
2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 11/09/29	140	140,191
2024 Term Loan B7, (1-mo. CME Term SOFR + 1.75%), 6.60%, 05/30/31	29	28,843
Hoya Midco LLC, 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.85%, 02/03/29	20	20,037
		309,724
IT Services — 0.1%
ASGN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.60%, 08/30/30	12	11,906
Tempo Acquisition LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.10%, 08/31/28	139	139,219
World Wide Technology Holding Co. LLC, 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.85%), 7.81%, 03/01/30(a)	16	15,483
		166,608
Machinery — 0.1%
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 03/15/30(a)	32	31,581
Doosan Bobcat North America, Inc., 2024 Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.60%, 04/20/29	63	62,890
Generac Power Systems, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.95%, 07/03/31	33	33,387
Vertiv Group Corp., 2024 Term Loan B2, (1-mo. CME Term SOFR + 2.00%), 7.20%, 03/02/27	73	73,661
		201,519
Security	Par (000)	Value
Media — 0.0%
Charter Communications Operating LLC, 2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 7.33%, 12/07/30	$36	$ 35,275
Cogeco Financing 2 LP, 2023 Incremental Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.46%, 09/01/28	27	26,953
		62,228
Oil, Gas & Consumable Fuels — 0.1%
GIP Pilot Acquisition Partners LP, 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.82%, 10/04/30	29	29,350
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.86%), 7.07%, 01/31/28	63	63,416
Oryx Midstream Services Permian Basin LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 8.23%, 10/05/28	81	80,958
WhiteWater DBR HoldCo LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.35%, 03/03/31	27	26,941
Whitewater Whistler Holdings LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.85%, 02/15/30	76	75,506
		276,171
Paper & Forest Products — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 6.70%, 09/07/27	91	91,523
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 10.29%, 04/20/28	32	33,124
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.25%, 03/21/31	82	81,692
American Airlines, Inc., 2023 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.21%, 06/04/29	87	86,270
United Airlines, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 8.03%, 02/22/31	98	97,785
		298,871
Personal Care Products — 0.0%
Prestige Brands, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR + 2.11%), 6.96%, 07/03/28	18	17,983
Pharmaceuticals — 0.2%
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.85%), 7.05%, 08/01/27	123	122,946
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.10%, 05/05/28	171	170,255
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.10%, 10/27/28	53	53,108
Organon & Co., 2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.46%, 05/19/31	56	55,520
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.20%, 04/20/29	53	53,193
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.85%, 08/01/31	41	41,021
		496,043

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Professional Services — 0.1%
Corpay Technologies Operating Co. LLC, Term Loan B5, 04/28/28(i)	$183	$ 182,265
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.71%, 08/21/25	1	1,130
2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.60%, 01/31/30	16	15,947
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.85%, 01/31/30(a)	59	58,593
		75,670
Semiconductors & Semiconductor Equipment — 0.1%
Entegris, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.35%, 07/06/29	22	21,894
MKS Instruments, Inc., 2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.17%, 08/17/29	136	136,346
Synaptics, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.36%), 7.53%, 12/02/28	69	68,646
		226,886
Software — 0.2%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 2.35%), 6.95%, 05/24/29	23	22,556
Dayforce, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.35%, 02/26/31	63	62,685
Dun & Bradstreet Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.61%, 01/18/29	102	102,364
Informatica LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.10%, 10/27/28	170	169,786
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.85%, 05/09/31	130	130,009
ZoomInfo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.60%, 02/28/30	10	9,869
		497,269
Specialty Retail — 0.0%
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 8.70%, 02/11/28	98	96,997
Textiles, Apparel & Luxury Goods — 0.1%
ABG Intermediate Holdings 2 LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.60%, 12/21/28	116	115,723
Crocs, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.93%, 02/19/29	55	55,033
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR + 3.36%), 8.21%, 11/24/28	26	25,978
		196,734
Trading Companies & Distributors — 0.1%
Core & Main LP, 2024 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 7.11%, 02/09/31	84	83,655
Security	Par (000)	Value
Trading Companies & Distributors (continued)
Gates Corp., 2024 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.10%, 06/04/31	$98	$ 97,884
GYP Holdings III Corp., 2024 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.10%, 05/12/30	128	128,483
		310,022
Total Floating Rate Loan Interests — 3.9% (Cost: $10,581,349)		10,585,630
Total Long-Term Investments — 96.4% (Cost: $220,128,177)		259,557,371

Shares
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.83%(j)(k)	899,138	899,138

	Par (000)
U.S. Treasury Obligations — 1.9%
U.S. Treasury Bills, 5.00%, 10/22/24(l)	$5,000	4,986,260
Total Short-Term Securities — 2.2% (Cost: $5,885,666)		5,885,398
Total Investments — 98.6% (Cost: $226,013,843)		265,442,769
Other Assets Less Liabilities — 1.4%		3,793,173
Net Assets — 100.0%		$ 269,235,942

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $232,107,402, representing 86.2% of its net assets as of period end, and an original cost of $192,819,081.

(d)	Investment does not issue shares.
(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Convertible security.
(g)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	Rates are discount rates or a range of discount rates as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/24	Shares Held at 09/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 1,225,782	$ —	$ (326,644)(a)	$ —	$ —	$ 899,138	899,138	$ 152,877	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DoubleVerify Holdings, Inc.	At Termination	1-Day SOFR minus 0.07%, 4.96%	At Termination	BNP Paribas SA	N/A	07/16/25	USD	1,256	$ 209,792	$ —	$ 209,792
Topgolf Callaway Brands Corp.	At Termination	1-Day SOFR minus 0.07%, 4.96%	At Termination	BNP Paribas SA	N/A	07/16/25	USD	473	130,298	—	130,298
DoubleVerify Holdings, Inc.	At Termination	1-Day SOFR minus 0.05%, 4.96%	At Termination	BNP Paribas SA	N/A	08/22/25	USD	79	11,901	—	11,901
Topgolf Callaway Brands Corp.	At Termination	1-Day SOFR minus 0.05%, 4.96%	At Termination	BNP Paribas SA	N/A	08/22/25	USD	190	12,294	—	12,294
									$ 364,285	$ —	$ 364,285
Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 364,285	$ —
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	$ —	$ —	$ 364,285	$ —	$ —	$ —	$ 364,285
For the period ended September 30, 2024, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$ —	$ —	$ 1,803,715	$ —	$ —	$ —	$ 1,803,715
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$ —	$ —	$ (245,426)	$ —	$ —	$ —	$ (245,426)

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Total return swaps:
Average notional value	$2,801,526
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$ 364,285	$ —
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	364,285	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$ 364,285	$ —

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
BNP Paribas SA	$ 364,285	$ —	$ —	$ —	$ 364,285

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$ —	$ —	$ 168,479,682	$ 168,479,682
Primary Investments	—	—	1,564,795	1,564,795
Secondary Investments	—	—	62,062,925	62,062,925
Asset-Backed Securities	—	12,046,413	—	12,046,413
Corporate Bonds	—	4,817,926	—	4,817,926
Floating Rate Loan Interests	—	10,127,331	458,299	10,585,630
Short-Term Securities
Money Market Funds	899,138	—	—	899,138
U.S. Treasury Obligations	—	4,986,260	—	4,986,260
	$899,138	$31,977,930	$232,565,701	$265,442,769
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 364,285	$ —	$ 364,285

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock Private Investments Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Assets
Opening balance, as of March 31, 2024	$ 98,645,279	$ 740,863	$ 60,050,699	$ 275,724	$ 159,712,565
Transfers into Level 3	—	—	—	73,841	73,841
Transfers out of Level 3	—	—	—	(80,067)	(80,067)
Accrued discounts/premiums	—	—	—	(14)	(14)
Net realized gain (loss)	—	—	—	430	430
Net change in unrealized appreciation (depreciation)(a)(b)	8,882,182	194,689	3,921,164	(870)	12,997,165
Purchases	61,534,760	1,018,413	626,932	325,760	63,505,865
Sales	(582,539)	(389,170)	(2,535,870)	(136,505)	(3,644,084)
Closing balance, as of September 30, 2024	$ 168,479,682	$ 1,564,795	$ 62,062,925	$ 458,299	$ 232,565,701
Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2024(b)	$ 8,882,182	$ 194,689	$ 3,921,164	$ (506)	$ 12,997,529

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $458,299. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Direct Investments(b)	$168,479,682	Market	EBITDA Multiple	3.61x - 26.80x	13.65x
			EBIT Multiple	10.92x	—
			Revenue Multiple	0.16x - 16.25x	8.38x
			Volatility	31% - 85%	50%
			Time to Exit	0.7 - 1.8 years	1.1 years
			Liquidity Discount	10%	—
			Book Value Multiple	2.85x	—
		Income	Discount	16% - 91%	28%
			Yield	91%	—

Primary Investments	1,564,795	Market	Market Adjustment Factor	1.01x - 1.02x	1.01x

Secondary Investments	62,062,925	Market	Market Adjustment Factor	0.99x - 1.02x	1.00x
	$232,107,402

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
The fund valued certain of its Level 3 Direct Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $5,273,038 as of September 30, 2024.

See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities (unaudited)
September 30, 2024

BlackRock Private Investments Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 264,543,631
Investments, at value — affiliated(b)	899,138
Cash	8,873,375
Receivables:
Investments sold	195,253
Dividends — affiliated	32,638
Interest — unaffiliated	302,469
Unrealized appreciation on OTC swaps	364,285
Prepaid expenses	122,306
Total assets	275,333,095
LIABILITIES
Capital contributions received in advance	3,287,600
Payables:
Investments purchased	587,589
Accounting services fees	104,653
Repurchase offer	1,478,939
Custodian fees	7,729
Investment advisory fees	252,303
Trustees’ and Officer’s fees	2,266
Recoupment of past waived fees	11,723
Other accrued expenses	13,380
Professional fees	241,241
Transfer agent fees	109,730
Total liabilities	6,097,153
Commitments and contingent liabilities
NET ASSETS	$ 269,235,942
NET ASSETS CONSIST OF
Paid-in capital	$ 226,820,154
Accumulated earnings	42,415,788
NET ASSETS	$ 269,235,942
NET ASSET VALUE
Institutional
Net assets	$ 268,926,830
Shares outstanding	21,769,510
Net asset value	$ 12.35
Shares authorized	Unlimited
Par value	$0.001
Class D
Net assets	$ 309,112
Shares outstanding	25,231
Net asset value	$ 12.25
Shares authorized	Unlimited
Par value	$0.001
(a) Investments, at cost—unaffiliated	$225,114,705
(b) Investments, at cost—affiliated	$899,138
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Operations (unaudited)
Six Months Ended September 30, 2024

BlackRock Private Investments Fund
INVESTMENT INCOME
Dividends — unaffiliated	$2,765
Dividends — affiliated	152,877
Interest — unaffiliated	1,280,932
Other income — unaffiliated	20,243
Total investment income	1,456,817
EXPENSES
Investment advisory	2,162,016
Professional	204,519
Portfolio investment fees	122,388
Transfer agent	88,556
Trustees and Officer	82,388
Accounting services	69,384
Printing and postage	33,454
Registration	26,846
Recoupment of past waived and/or reimbursed fees	11,014
Custodian	4,685
Recoupment of past waived and/or reimbursed fees — class specific	709
Miscellaneous	187,457
Total expenses	2,993,416
Less:
Fees waived and/or reimbursed by the Manager	(1,383,176)
Total expenses after fees waived and/or reimbursed	1,610,240
Net investment loss	(153,423)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,556,820
Foreign currency transactions	(426)
Swaps	1,803,715
4,360,109
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	13,091,367
Swaps	(245,426)
12,845,941
Net realized and unrealized gain	17,206,050
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,052,627
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Six Months Ended 09/30/24 (unaudited)	Year Ended 03/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(153,423)	$3,030,020
Net realized gain (loss)	4,360,109	(1,041,772)
Net change in unrealized appreciation (depreciation)	12,845,941	19,852,121
Net increase in net assets resulting from operations	17,052,627	21,840,369
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(1,732,499)
Class D	—	(2,587)
Decrease in net assets resulting from distributions to shareholders	—	(1,735,086)
CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of capital shares (excluding capital contributions received in advance)	44,147,715	44,030,646
Reinvestment of distributions	—	1,622,152
Repurchase of shares resulting from tender offers(b)	(1,880,612)	(2,198,707)
Net increase in net assets derived from capital share transactions	42,267,103	43,454,091
NET ASSETS
Total increase in net assets	59,319,730	63,559,374
Beginning of period	209,916,212	146,356,838
End of period	$269,235,942	$209,916,212

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Net of early repurchase fees of $4,387 and $9,023, respectively.
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Cash Flows (unaudited)
Six Months Ended September 30, 2024

BlackRock Private Investments Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,052,627
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	21,384,099
Purchases of long-term investments	(70,418,287)
Net proceeds from sales of short-term securities	8,360,204
Amortization of premium and accretion of discount on investments and other fees	(28,653)
Net realized gain on investments	(229,934)
Net unrealized appreciation on investments and swaps	(12,845,941)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(23,849)
From affiliate	20,326
Interest — unaffiliated	79,358
Prepaid expenses	(85,917)
Other assets	20,325
Increase (Decrease) in Liabilities
Collateral — OTC derivatives	(980,000)
Payables
Accounting services fees	(378)
Custodian fees	(102)
Investment advisory fees	(139,305)
Trustees’ and Officer’s fees	880
Recoupment of past waived fees	(118,029)
Other accrued expenses	(58,695)
Professional fees	24,873
Transfer agent fees	(5,502)
Net cash used for operating activities	(37,991,900)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on shares repurchased	(633,217)
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	33,672,240
Net cash provided by financing activities	33,039,023
CASH
Net decrease in restricted and unrestricted cash	(4,952,877)
Restricted and unrestricted cash at beginning of period	13,826,252
Restricted and unrestricted cash at end of period	$8,873,375
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$8,873,375
$8,873,375
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund
	Institutional
	Six Months Ended 09/30/24(a) (unaudited)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$11.54	$10.32	$10.08	$9.94	$10.00
Net investment income (loss)(c)	(0.01)	0.19	0.03	(0.09)	(0.02)
Net realized and unrealized gain (loss)	0.82	1.13	0.21	0.23	(0.04)
Net increase (decrease) from investment operations	0.81	1.32	0.24	0.14	(0.06)
Distributions from net investment income(d)	—	(0.10)	—	—	—
Net asset value, end of period	$12.35	$11.54	$10.32	$10.08	$9.94
Total Return(e)
Based on net asset value	7.02%(f)	12.85%(g)	2.38%	1.41%	(0.60)%(f)
Ratios to Average Net Assets(h)
Total expenses(i)	2.38%(j)(k)(l)	2.56%(m)	2.72%(n)	3.45%(o)	3.33%(k)(p)
Total expenses after fees waived and/or reimbursed	1.25%(j)(k)(l)	1.74%(m)	1.94%(n)	2.41%(o)	2.56%(k)(p)
Net investment income (loss)	(0.07)%(j)(k)(l)	1.67%(m)	0.28%(n)	(0.92)%(o)	(1.72)%(k)(p)
Supplemental Data
Net assets, end of period (000)	$268,927	$209,627	$146,099	$105,686	$49,461
Portfolio turnover rate	8%	28%	52%	43%	— %(q)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 09/30/24(a) (unaudited)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Expense ratios	2.37%	2.49%	N/A	N/A	N/A

(j)
Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.42%, 1.30% and (0.12)%, respectively.

(k)	Annualized.
(l)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.33%, 1.21% and (0.02)%, respectively.

(m)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss)
would have been 2.44%, 1.62% and 1.79%, respectively.

(n)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.50%, 1.72% and 0.50%, respectively.

(o)
Includes non-recurring expense of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.65%, 2.21% and (0.72)%, respectively.

(p)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 6.11%, 3.54% and (2.70)%, respectively.

(q)	Rounds to less than 1%.
See notes to consolidated financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)
	Class D
	Six Months Ended 09/30/24(a) (unaudited)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$11.45	$10.30	$10.07	$9.94	$10.00
Net investment income (loss)(c)	(0.01)	0.18	0.02	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.81	1.07	0.21	0.21	(0.04)
Net increase (decrease) from investment operations	0.80	1.25	0.23	0.13	(0.06)
Distributions from net investment income(d)	—	(0.10)	—	—	—
Net asset value, end of period	$12.25	$11.45	$10.30	$10.07	$9.94
Total Return(e)
Based on net asset value	6.99%(f)	12.19%	2.28%	1.31%	(0.60)%(f)
Ratios to Average Net Assets(g)
Total expenses(h)	2.38%(i)(j)(k)	2.58%(l)	2.71%(m)	3.70%(n)	7.59%(j)(o)
Total expenses after fees waived and/or reimbursed	1.26%(i)(j)(k)	1.76%(l)	1.94%(m)	2.48%(n)	2.81%(j)(o)
Net investment income (loss)	(0.07)%(i)(j)(k)	1.63%(l)	0.24%(m)	(0.79)%(n)	(1.97)%(j)(o)
Supplemental Data
Net assets, end of period (000)	$309	$289	$257	$252	$248
Portfolio turnover rate	8%	28%	52%	43%	— %(p)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 09/30/24(a) (unaudited)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Expense ratios	2.37%	2.51%	N/A	N/A	N/A

(i)
Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.42%, 1.31% and (0.12)%, respectively.

(j)	Annualized.
(k)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.33%, 1.21% and (0.02)%, respectively.

(l)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss)
would have been 2.46%,1.64% and 1.75%, respectively.

(m)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.49%, 1.72% and 0.46%, respectively.

(n)
Includes non-recurring expense of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.80%, 2.21% and (0.52)%, respectively.

(o)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 10.36%, 3.79% and (2.95)%, respectively.

(p)	Rounds to less than 1%.
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited)

1.
ORGANIZATION
BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a monthly basis. The Fund’s shares are offered for sale monthly through BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock Advisors, LLC (the “Manager”), at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.
In seeking to achieve its investment objective, under normal conditions, the Fund invests (which for this purpose includes unfunded capital commitments) a majority of its net assets over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”) that have been identified by BlackRock Capital Investment Advisors, LLC (“BCIA”), the Fund’s sub-adviser and an affiliate of the Manager, as well as Direct Investments that are made available to the Fund by private equity sponsors not affiliated with BlackRock, Inc. (“BlackRock”) (each, a “Portfolio Fund Manager”). Direct Investments made alongside a fund or account managed by, or through a collective investment vehicle established by a Portfolio Fund Manager are typically investment opportunities offered to investors on a co-investment basis. The Fund may also acquire Direct Investments from third-party investors.
The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund (“Secondary Investments”). Secondary Investments may be acquired by the Fund in privately negotiated transactions with third party investors or the sponsors of such Portfolio Funds and may involve the purchase of interests in a single Portfolio Fund or the purchase of a portfolio of interests in multiple Portfolio Funds having the same or different Portfolio Fund Managers.
The Fund currently does not intend to commit any portion of the assets of the Fund invested in Portfolio Companies and Portfolio Funds to making capital commitments on a primary basis to blind pool Portfolio Funds during their initial fundraising period (each, a “Primary Investment”). However, in limited circumstances, the Fund may enter into a commitment to make a Primary Investment, and subsequently make such Primary Investment, in connection with the acquisition of an interest in an established Portfolio Fund from a third-party investor in a Secondary Investment.
Typically, investments in private companies are in restricted securities that are not traded in public markets and are  subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years.
The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing of such shares.
The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $9,837,483, which is 3.7% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  The Fund capitalizes certain transaction costs directly associated with the acquisition or transfer of an investment. The Fund expenses any portfolio investment fees associated with unconsummated transactions. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are typically treated as a Fund expense.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared annually and paid annually.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the consolidated  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs :
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the  entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of September 30, 2024, the Fund had outstanding commitments of $26,349,260. These commitments are not included in the net assets of the Fund as of September 30, 2024.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement  of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement   of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty,  the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the  Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.75% of the Fund’s net assets determined monthly (before the accrual of the service and distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month).
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s  net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiary.
The Manager entered into a sub-advisory agreement with BCIA. The Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager
Service and Distribution Fees:  The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s monthly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25% for Class D Shares. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the six months ended September 30, 2024, the Fund did not pay any amounts to affiliates in return for these services.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  Effective May 3, 2024, the Manager contractually agreed to reduce its net investment advisory fee to the annual rate of 0.65% of the Fund’s net assets determined monthly (before the accrual of the distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month) through December 31, 2025. Prior to May 3, 2024, the net investment advisory fee was 1.00% of the Fund’s net assets. Pursuant to a prior fee reduction agreement that was in effect from April 19, 2022 until May 2, 2024. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2024, the amount waived and/or reimbursed was $1,289,293.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2024, the amount waived was $2,222.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended September 30, 2024, there were no fees waived by the Manager pursuant to this arrangement.

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average monthly value of the net assets of each share class ("expense limitation") through June 30, 2026. Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the six months ended September 30, 2024, the Manager waived $91,661 pursuant to this arrangement.
With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
For the six months ended September 30, 2024, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:
Fund Name	Fund Level	Institutional
BlackRock Private Investments Fund	$ 11,014	$ 709
As of September 30, 2024, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	03/31/25	03/31/26	03/31/27
BlackRock Private Investments Fund
Fund Level	$ 22,681	$ 118,308	$ 91,661
Institutional	778	—	—
Class D	—	—	—
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.
7.
 PURCHASES AND SALES
For the six months ended September 30, 2024, purchases and sales of investments, including paydowns/payups, excluding short-term securities, were $67,071,610 and $17,870,504, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.  The Fund has adopted September 30 as its tax year-end.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended September 30, 2024, permanent differences attributable to nondeductible expenses and net losses derived from the Fund’s wholly owned subsidiary were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Private Investments Fund	$ (29,236)	$ 29,236
The tax character of distributions paid was as follows:
Fund Name	Tax Year Ended 09/30/24	Tax Year Ended 09/30/23
BlackRock Private Investments Fund
Ordinary income	$ 1,735,086	$ —
As of the tax year ended September 30, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Ordinary Losses(b)	Total
BlackRock Private Investments Fund	$ 601,019	$ 42,860,317	$ (1,045,548)	$ 42,415,788

(a)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income, amortization methods for premiums on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the tax year ended September 30, 2024, the Fund utilized the following amount of its capital loss carryforward:
Fund Name	Utilized
BlackRock Private Investments Fund	$ 2,184,699
As of the tax year ended September 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$ 222,946,737	$ 48,480,663	$ (5,620,346)	$ 42,860,317
9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Valuation Risk:    The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments.  An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
10.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
For the periods shown, shares issued and outstanding increased by the following amounts:
	Six Months Ended 09/30/24		Year Ended 03/31/24
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	3,759,090	$ 44,147,715	4,062,687	$ 44,030,646
Reinvestment of distributions	—	—	143,706	1,619,565
Repurchase of shares resulting from tender offers	(154,195)	(1,880,612)	(199,826)	(2,198,707)
	3,604,895	$ 42,267,103	4,006,567	$ 43,451,504
Class D
Reinvestment of distributions	—	$ —	231	$ 2,587
	3,604,895	$ 42,267,103	4,006,798	$ 43,454,091
The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Tender offers for the six months ended September 30, 2024 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/25/24	06/28/24	34,185	0.17%	34,185	0.17%	$ 11.75	$ 401,673
Class D	03/25/24	06/28/24	—	—	—	—	—	—
Institutional	06/27/24	09/30/24	120,010	0.55	120,010	0.55	12.36	1,483,326
Class D	06/27/24	09/30/24	—	—	—	—	—	—

(a)	Date the tender offer period began.
Tender offers for the year ended March 31, 2024 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/22/23	06/30/23	17,818	0.13%	17,818	0.13%	$ 10.47	$ 186,554
Class D	03/22/23	06/30/23	—	—	—	—	—	—
Institutional	06/27/23	09/29/23	114,405	0.78	114,405	0.78	10.96	1,253,877
Class D	06/27/23	09/29/23	—	—	—	—	—	—
Institutional	09/27/23	12/29/23	47,538	0.28	47,538	0.28	11.27	535,755
Class D	09/27/23	12/29/23	—	—	—	—	—	—
Institutional	12/22/23	03/28/24	20,065	0.12	20,065	0.12	11.54	231,544
Class D	12/22/23	03/28/24	—	—	—	—	—	—

(a)	Date the tender offer period began.
The amount of the tender offers is shown as repurchase of shares resulting from tender offers in the Consolidated Statements of Changes in Net Assets. The Fund may charge a 2% early repurchase fee of the value of the shares that were repurchased to compensate the Fund for expenses directly related to the tender offer, which is included in the capital share transactions in the Consolidated Statements of the Changes in Net Assets. Costs directly related to the tender offer are shown as repurchase offer in the Consolidated Statement of Operations.
The Fund conducted a tender offer to purchase for cash up to 5% of the Fund’s issued and outstanding Institutional and Class D common shares of beneficial interest as of August 31, 2024 at a price equal to the NAV per share determined as of December 31, 2024. The tender offer commenced on September 27, 2024 and expired on October 31, 2024.
As of September 30, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class D
BlackRock Private Investments Fund	10,026,070	25,231
11.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Private Investments Fund (the “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock Capital Investment Advisors, LLC (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis.  The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed.  The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements.  In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage;  portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and statement of additional information, and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies).  Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-year and since-inception periods reported, the Fund outperformed and underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable period.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

2024 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the current advisory fee waiver from 75 basis points to 110 basis points. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2025, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

Additional Information

General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since March 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

2024 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

BlackRock Privacy Principles (continued)
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
Wilmington, DE 19809
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate

2024 BlackRock Semi-Annual Report to Shareholders

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Want to know more?
blackrock.com | 888-204-3956
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
BPIF-09/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Stephen Kelly, Managing Director at BlackRock, Lynn Baranski, Managing Director at BlackRock, James Keenan, CFA, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock, Johnathan Seeg, Managing Director at BlackRock and Arslan Mian, Managing Director at BlackRock. Messrs. Kelly, Keenan, Cucunato, Seeg and Mian and Ms. Baranski are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Kelly, Keenan and Cucunato have been members of the Fund’s management team since 2021. Ms. Baranski has been a member of the Fund’s management team since 2022. Messrs. Seeg and Mian have been a member of the Fund’s management team since 2024.

On or about December 2, 2024, Stephen Kelly will no longer serve as a portfolio manager of the Fund.

On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

Information below is with respect to Arslan Mian who became a portfolio manager to the Fund on September 10, 2024.

Portfolio Manager	Biography
Arslan Mian	Managing Director of BlackRock, Inc. since 2010; Head of Americas’ Investment Team for PEP since 2012.

(a)(2) As of August 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(iv) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arslan Mian	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Mian may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Mian may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. The performance of this portfolio manager is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on

BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. This portfolio manager has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Arslan Mian	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 20, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: November 20, 2024